Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leases
LEASES

During the years ended December 31, 2012, 2011 and 2010, we recognized rental expense for all operating leases of $9.4 million, $9.2 million and $9.1 million, respectively.

The following is a schedule by years of future minimum rental payments, excluding inflationary adjustments, required as of December 31, 2012 under the land leases and tug boat lease described below (in thousands):

Year ending December 31,	Lease Payments (2) (3)
2013	$9,229
2014	9,229
2015	9,208
2016	9,204
2017	9,204
Later years (1)	209,562
Total minimum payments required	$255,636

(1)	Includes certain lease option renewals as they are reasonably assured.

(2)
Lease payments for our land leases represent our land lease payment obligations and do not take into account the $34.7 million sublease payments we will receive from Sabine Pass Liquefaction, as discussed in Note 11—"Related Party Transactions".

(3)
Lease payments for our tug boat lease represent our lease payment obligation and do not take into account the $112.8 million sublease payments we will receive from our three TUA customers that effectively offset these lease payment obligations, as discussed below.

Land Leases

In January 2005, we exercised our options and entered into three land leases for the site of our LNG terminal. The leases have an initial term of 30 years, with options to renew for six 10-year extensions with similar terms as the initial term. In February 2005, two of the three leases were amended, thereby increasing the total acreage under lease to 853 acres and increasing the annual lease payments to $1.5 million.  In July 2012, we entered into an additional land lease, thereby increasing the total acreage under lease to 883 acres. The annual lease payment will be adjusted for inflation every five years based on a consumer price index, as defined in the lease agreements. We recognized $1.5 million, $1.8 million and $1.7 million of site lease expense on our Consolidated Statements of Operations in the years ended December 31, 2012, 2011 and 2010, respectively.

Tug Boat Lease

In the second quarter of 2009, we acquired a lease for the use of tug boats and marine services at our LNG terminal as a result of our purchase of Tug Services (the "Tug Agreement").  The term of the Tug Agreement commenced in January 2008 for a period of 10 years, with an option to renew two additional, consecutive terms of five years each.  We have determined that the Tug Agreement contains a lease for the tugs specified in the Tug Agreement.  In addition, we have concluded that the tug lease contained in the Tug Agreement is an operating lease, and as such, the equipment component of the Tug Agreement will be charged to expense over the term of the Tug Agreement as it becomes payable.

In connection with this lease acquisition, Tug Services entered into a Tug Sharing Agreement with Chevron, Total and Cheniere Marketing to provide their LNG cargo vessels with tug boat and marine services at our LNG terminal and effectively offset the cost of our lease. The Tug Sharing Agreement provides for each of our customers to pay Tug Services an annual service fee.